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                                                                  Exhibit 10.36


THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH WARRANTS AND SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                        CINEMASTAR LUXURY THEATERS, INC.

                                    WARRANT

                            DATED: February 12, 1996

                            ---------------------

Holder:    The Boston Group, L.P.

Number of Warrants: 400,000

                            ---------------------

         THIS CERTIFIES THAT Holder is the owner of the number of Warrants set forth above of CinemaStar Luxury Theaters, Inc., a California corporation (hereinafter called the "Company"). Each Warrant entitles the registered holder to purchase for $6.50 (as adjusted, the "Exercise Price") one share of Common Stock of the Company ("Common Stock").

         1. Right to Exercise Warrants. The rights represented by this Warrant may be exercised at the Holder's option at any time commencing six (6) months from the date of this Warrant (the "Exercise Date"), and terminating at 2:00 p.m., Los Angeles time, forty-eight (48) months after the Exercise Date.

         2. Exercise of Warrants. Subject to the other provisions of this Warrant, the rights represented by this Warrant may be exercised by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company); and
(ii) payment to the Company of the exercise price for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised
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may be, are saleable in one or more transactions pursuant to Rule 144(k) of the
Securities Act.

                 Notwithstanding anything to the contrary contained in the provisions of this Section 8(b) the Company shall have the right at any time after it shall have given written notice pursuant to this Section 8(b) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                 (c) Limitation on Registration Rights. Notwithstanding anything to the contrary contained in this Agreement, (i) the Company shall not be obligated to effect a registration pursuant to Section 8 of this Agreement during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to an underwritten public offering of the Company's securities, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (ii) if the Company shall furnish Consultant a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligations to use its best efforts to file a registration statement on demand by the Consultant shall be deferred for a period not to exceed ninety (90) days; provided, however, that the Company shall not obtain such a deferral more than once in any twelve (12) month period.

                 (d)      Indemnification.

                          (i)     The Company shall indemnify and hold harmless
the Consultant from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement filed by the Company under the Securities Act by reason of this Agreement, any post-effective amendment to such registration statements, or any prospectus included therein, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Consultant (or the authorized representatives or agents of the Consultant) expressly for use therein, which indemnification shall include each person, if any, who controls the Consultant within the meaning of the Securities Act and each officer, director, employee and agent of the Consultant; provided,
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immediately prior to the close of business on the date the Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 3, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised, and shall bear a legend substantially similar to the following restrictive legend:

         "This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless the Company has received an opinion of counsel satisfactory to the Company that such registration is not required."

         3. Assignment. This Warrant may be transferred, sold, assigned or hypothecated, only pursuant to a valid and effective registration statement or if the Company has received from counsel to the Company a written opinion, in a form reasonably acceptable to the Company, to the effect that registration of the Warrant or the Common Stock underlying the Warrant is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Warrant for cancellation to the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by such Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by Holder (including Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. The term "Holder" shall be deemed to include any person to whom this Warrant is transferred in accordance with the terms herein.

         4. Registration Rights. The Holder shall be entitled to certain demand and piggy-back registration rights with respect to this Warrant and the Warrant Shares pursuant to the provisions of Section 8 of that certain Consulting Agreement, dated as of February 12, 1996, between Holder and the Company (the "Agreement"). The registration rights granted with respect to this Warrant and the Warrant Shares shall be subject to the limitations and restrictions set forth in the Agreement.

         5. Common Stock. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to





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the holder thereof.  The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

         6. No Stockholder Rights. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

         7. Adjustment of Rights. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the Exercise Price and the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.

         8. Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed purchase form and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
             -------
                A

         Where   X        =       the number of shares of Common Stock to be
                                  issued to the Holder

                 Y        =       the number of shares of Common Stock
                                  purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)





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                 A        =       the fair market value of one share of the
                                  Common Stock (at the date of such
                                  calculation)

                 B        =       Exercise Price (as adjusted to the date of
                                  such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that at the time of any such exercise the Common Stock (i) is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable or
(ii) is not listed on any established stock exchange or a national market system but is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable.

         9. Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Warrant which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if postage prepaid, or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given upon the earlier of receipt or seventy-two (72) hours after the deposit thereof in the United States mail, postage pre-paid. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively made at the time of confirmation of delivery. The addresses for Holder and the Company are as follows:





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                 If to Holder:
                          The Boston Group, L.P.
                          1999 Avenue of the Stars
                          Los Angeles, California 90067
                          Telecopier No.: 310-226-2796


                 If to the Company:

                          CinemaStar Luxury Theaters, Inc.
                          431 College Boulevard
                          Oceanside, California 92057
                          Telecopier No.: (619) 630-8593
                          Attention: John Ellison, Jr.

Any party hereto may change its or his or its address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties hereto.

         10. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers, and to be dated as of the date set forth above.

                                    CINEMASTAR LUXURY THEATERS, INC.


                                    By: /s/ JOHN ELLISON, JR.
                                       --------------------------------------
                                    Name:  John Ellison, Jr.
                                           President

ACKNOWLEDGED, AGREED AND ACCEPTED BY HOLDER:


                                    THE BOSTON GROUP, L.P.

                                    By:
                                       --------------------------------------
                                    Name:  Robert DiMinico
                                           Chairman





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                                 PURCHASE FORM

                  (To be signed only upon exercise of Warrant)


         The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant to exercise ________________ Warrants for, and to the purchase thereunder, _______________ shares of Common Stock and herewith makes payment of $________________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to ___________________ whose address(es) is (are) ____--_____________________________________________.


Dated:  _________________, _____



                                        ---------------------------------------


                                        ---------------------------------------
                                        Address





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                                 TRANSFER FORM

                  (To be signed only upon transfer of Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase shares of Common Stock represented by _____________ Warrants, and appoints __________________ attorney to transfer such rights on the books of ______________________________, with full power of substitution in the premises.



Dated:  _________________, _____


                                        ---------------------------------------
                                        Holder


                                        ---------------------------------------
                                        Address

In the presence of:


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